                                                                 Exhibit (a)(2)

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. THIS LETTER OF TRANSMITTAL MAY NOT BE USED TO ACCEPT THE OFFER FOR ORDINARY SHARES OF LUCASVARITY PLC; THE FORM OF ACCEPTANCE, AUTHORITY AND ELECTION IS THE APPROPRIATE DOCUMENT FOR SUCH PURPOSES. In considering what action you should take, you are recommended immediately to seek your own financial advice from your stockbroker, solicitor, accountant or other independent financial advisor.

     If you have sold or otherwise transferred all your American Depositary Shares ("LucasVarity ADSs") of LucasVarity plc ("LucasVarity"), please pass this document and all accompanying documents as soon as possible to the purchaser or transferee, or to the bank, stockbroker or other agent through whom the sale or transfer was effected for transmission to the purchaser or transferee. However, such documents should not be distributed, forwarded or transmitted in or into Australia, Canada or Japan.

     Morgan Guaranty Trust Company of New York ("J.P. Morgan") is acting for TRW Automotive UK (the "Offeror") and TRW Inc. ("TRW") and no one else, in relation to the offer to purchase, upon the terms and subject to the Conditions set forth in the Offer to Purchase dated 6 February, 1999 (the "Offer to Purchase"), this Letter of Transmittal and the related Form of Acceptance (collectively, and as amended from time to time, the "Offer") (i) all outstanding ordinary shares of 25p each of LucasVarity ("LucasVarity Shares") for 288p per LucasVarity Share in cash and (ii) all outstanding LucasVarity ADSs, each representing ten LucasVarity Shares and evidenced by American Depositary Receipts ("LucasVarity ADRs") for L28.80 per LucasVarity ADS in cash. J.P. Morgan will not be responsible to anyone other than the Offeror and TRW for providing the protections afforded to customers of J.P. Morgan nor for providing advice in relation to the Offer. J.P. Morgan is acting through J.P. Morgan Securities Inc. for the purpose of making the Offer in the United States.
--------------------------------------------------------------------------------

                             LETTER OF TRANSMITTAL
               TO ACCEPT THE OFFER FOR AMERICAN DEPOSITARY SHARES
                   EVIDENCED BY AMERICAN DEPOSITARY RECEIPTS

                                       OF

                                LUCASVARITY PLC
            PURSUANT TO THE OFFER TO PURCHASE DATED 6 FEBRUARY, 1999

                                       BY

                                  J.P. MORGAN
                                  ON BEHALF OF

                               TRW AUTOMOTIVE UK

                          A WHOLLY OWNED SUBSIDIARY OF

                                    TRW INC.

     THERE WILL BE AN INITIAL OFFER PERIOD WHICH WILL EXPIRE AT 3:00 PM (LONDON
TIME), 10:00 AM (NEW YORK CITY TIME) ON 9 MARCH, 1999, UNLESS EXTENDED. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF LUCASVARITY SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCES OF THE OFFER DURING THE INITIAL OFFER PERIOD, INCLUDING ANY EXTENSION THEREOF, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.

------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF LUCASVARITY ADSS TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(s) AND ADDRESS(es) OF REGISTERED HOLDER(s)
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(s) APPEAR(s) ON                     ADS(s) TENDERED
                          ADR(s))                                    (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL NUMBER
                                                                    ADR             OF ADSs           NUMBER
                                                                  SERIAL          REPRESENTED         OF ADSs
                                                                NUMBER(s)*        BY ADR(s)*        TENDERED**
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
                                                              ---------------------------------------------------
------------------------------------------------------------------------------------------------------------------
   * Need not be completed for book-entry transfers.
  ** Unless otherwise indicated, it will be assumed that all LucasVarity ADSs represented by the ADRs delivered to the US Depositary are being tendered. See Instruction 4.
------------------------------------------------------------------------------------------------------------------

                      THE US DEPOSITARY FOR THE OFFER IS:
                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK

           By Mail:               By Facsimile Transmission:         By Overnight Courier:
 Morgan Guaranty Trust Company          (781) 794-6333           Morgan Guaranty Trust Company
          of New York             (for Eligible Institutions              of New York
   Corporate Reorganization                  Only)                 Corporate Reorganization
         P.O. Box 8216                                                40 Campanelli Drive
     Boston, MA 02266-8216           Confirm by telephone:            Braintree, MA 02184
                                        (781) 794-6388

                                    By Hand:
                   Morgan Guaranty Trust Company of New York
                Securities Transfer & Reporting Services (STARS)
                          100 William Street Galleria
                               New York, NY 10038

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET OUT ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     ACCEPTING HOLDERS OF LUCASVARITY ADSs EVIDENCED BY LUCASVARITY ADRs WILL RECEIVE PAYMENT IN DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN "X" IN THE BOX ENTITLED "POUNDS STERLING PAYMENT ELECTION."

     ACCEPTANCE OF THE OFFER IN RESPECT OF LUCASVARITY SHARES (EXCEPT INSOFAR AS THEY ARE REPRESENTED BY LUCASVARITY ADSs EVIDENCED BY LUCASVARITY ADRs) CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold LucasVarity Shares that are not represented by LucasVarity ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those LucasVarity Shares from the Information Agent or the UK Receiving Agent. See Instruction 13 of this Letter of Transmittal.

     Delivery of a Letter of Transmittal, American Depositary Receipts evidencing LucasVarity ADSs ("LucasVarity ADRs") (or book-entry transfer of such LucasVarity ADSs evidenced by LucasVarity ADRs) and any other required documents to the US Depositary by LucasVarity ADS holders will be deemed (without any further action by the US Depositary) to constitute an acceptance of the Offer by such holder with respect to such LucasVarity ADSs evidenced by LucasVarity ADRs subject to the terms and Conditions set out in the Offer to Purchase and this Letter of Transmittal. Capitalized terms and certain other terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer to Purchase.

     This Letter of Transmittal is to be used either if LucasVarity ADRs evidencing LucasVarity ADSs are to be forwarded herewith or if delivery of LucasVarity ADSs is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility as defined in and pursuant to the procedures for book-entry transfer set out in "Procedures for tendering LucasVarity ADSs -- Book-entry transfer" in paragraph 11(c) of Part B of Appendix I to the Offer to Purchase.

[ ] CHECK BOX IF LUCASVARITY ADSs IN RESPECT OF WHICH THE OFFER IS BEING
    ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE US DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER LUCASVARITY ADSs EVIDENCED BY LUCASVARITY ADRs BY BOOK-ENTRY TRANSFER):
Name of Delivering
Institution  ________________________________________________________________
Account Number
Transaction Code
Number ____________________________________________________________________

     If a holder of LucasVarity ADSs wishes to accept the Offer and LucasVarity ADRs evidencing such LucasVarity ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the US Depositary prior to the expiry of the Subsequent Offer Period, such holder's acceptance of the Offer may nevertheless be effected using the guaranteed delivery procedure set out under "Procedures for tendering LucasVarity ADSs -- Guaranteed Delivery Procedures" in paragraph 11(h) of Part B of Appendix I to the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

[ ] CHECK BOX IF LUCASVARITY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE US DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of registered
owner(s) _______________________________________________________________

Date of execution of Notice of Guaranteed
Delivery  ______________________________________________

Name of institution that guaranteed
delivery  ____________________________________________________

                   NOTE:  SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby instructs the US Depositary to accept the Offer on behalf of the undersigned with respect to the LucasVarity ADSs evidenced by LucasVarity ADRs specified in the box entitled "Description of LucasVarity ADSs Tendered" subject to the terms and conditions set out in the Offer to Purchase and this Letter of Transmittal, by informing the Offeror in writing that the Offer has been so accepted. The undersigned hereby acknowledges that delivery of this Letter of Transmittal, the LucasVarity ADRs evidencing tendered LucasVarity ADSs (or book-entry transfer of such LucasVarity ADSs evidenced by LucasVarity
ADRs) and any other required documents to the US Depositary by a holder of LucasVarity ADSs will be deemed (without any further action by the US Depositary) to constitute acceptance of the Offer by such holder in respect of such holder's LucasVarity ADSs, subject to the terms and conditions set out in the Offer to Purchase and this Letter of Transmittal.

     The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer to Purchase, will constitute a binding agreement between the undersigned and the Offeror upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE LUCASVARITY ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE LUCASVARITY SHARES REPRESENTED BY SUCH LUCASVARITY ADSs MAY NOT BE MADE.

     The undersigned hereby delivers to the US Depositary the above-described LucasVarity ADSs evidenced by LucasVarity ADRs for which the Offer is being accepted, in accordance with the terms and Conditions of the Offer to Purchase and this Letter of Transmittal, receipt of which is hereby acknowledged.

     Upon the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions to the Offer have been satisfied, fulfilled or, where permitted, waived (at which time the Offeror will give notice thereof to the US Depositary), and if he or she has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Offeror all right, title and interest in and to all LucasVarity ADSs evidenced by LucasVarity ADRs with respect to which the Offer is being accepted (and any and all LucasVarity ADSs or other securities or rights issuable in respect of such LucasVarity ADSs) and irrevocably constitutes and appoints the US Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such LucasVarity ADSs (and any such other LucasVarity ADSs, securities or rights), with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver LucasVarity ADRs for such LucasVarity ADSs (and any such other LucasVarity ADSs, securities or rights) or accept transfer of ownership of such LucasVarity ADSs (and any such other LucasVarity ADSs, securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Offeror,
(b) present such LucasVarity ADRs for such LucasVarity ADSs (and any other LucasVarity ADSs, securities or rights) for transfer, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such LucasVarity ADSs (and any such other LucasVarity ADSs, securities or rights), all in accordance with the terms of the Offer.

     The undersigned agrees that its execution hereof (together with any signature guarantees) and its delivery to the US Depositary shall constitute an authority to any Director of the Offeror or J.P. Morgan in accordance with the terms of paragraph 6 of Part B of Appendix I to the Offer to Purchase.

     The undersigned agrees that effective from and after the date hereof or, if later, the date on which all conditions to the Offer are satisfied, fulfilled or, where permitted, waived: (a) the Offeror or its agents shall be entitled to direct the exercise of any votes attaching to LucasVarity Shares represented by any LucasVarity ADSs evidenced by LucasVarity ADRs in respect of which the Offer has been accepted or is deemed to have been accepted (the "Accepted ADSs") and any other rights and privileges attaching to such LucasVarity Shares, including any right to requisition a general meeting of LucasVarity or of any class of its shareholders, and (b) the execution of the Letter of Transmittal by a holder of LucasVarity ADSs (together with any signature guarantees) and its delivery to the US Depositary shall constitute in respect of Accepted ADSs: (i) an authority to LucasVarity or its agents from the undersigned to send any notice, circular, warrant, document or other communications that may be required to be sent to him as a LucasVarity ADS holder to the Offeror at its registered office, (ii) an authority to the Offeror or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of Accepted ADSs and/or to execute a form of proxy in respect of the Accepted ADSs appointing any person nominated by the Offeror to attend general meetings and separate class meetings of LucasVarity or its members (or any of them) (or any adjournments thereof) and to exercise the votes attaching to LucasVarity Shares represented by such Accepted ADSs on his behalf and (iii) the agreement of the undersigned not to exercise any such rights without the consent of the Offeror and the irrevocable undertaking of the undersigned not to appoint a proxy for or to attend general meetings or separate class meetings of LucasVarity in respect of such Accepted ADSs.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to accept the Offer and to sell, assign and transfer the LucasVarity ADSs evidenced by LucasVarity ADRs (and LucasVarity Shares represented by such LucasVarity ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other LucasVarity ADSs, securities or rights issued or issuable in respect of such LucasVarity ADSs) and, when the same are purchased by the Offeror, the Offeror will acquire good title thereto, free from all liens, equitable interests, charges, and encumbrances and together with all rights attaching thereto, including voting rights and the right to receive all dividends and other distributions declared, made or paid on or after 5 January, 1999, (except as provided in the Offer to Purchase) with respect to LucasVarity Shares represented by the LucasVarity ADSs. The undersigned will, upon request, execute any additional documents deemed by the US Depositary or the Offeror to be necessary or desirable to complete the sale, assignment and transfer of the LucasVarity ADSs evidenced by LucasVarity ADRs in respect of which the Offer is being accepted (and any and all other LucasVarity ADSs, securities or rights).

     The undersigned irrevocably undertakes, represents, and warrants to and agrees with the Offeror (so as to bind him, his personal representative, heirs, successors and assigns) to the effect that the undersigned: (i) has not received or sent copies of this document or any Form of Acceptance or any related documents in, into or from Canada, Australia or Japan and has not otherwise utilized in connection with the Offer, directly or indirectly, the Canadian, Australian or Japanese mails or any means or instrumentality (including, without limitation, facsimile transmission, telex and telephone) of interstate or foreign commerce, or any facilities of a national securities exchange, of Canada, Australia or Japan, (ii) is accepting the Offer from outside Canada, Australia or Japan and (iii) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent is an authorized employee of such principal or such principal has given any instructions with respect to the Offer from outside Canada, Australia or Japan.

     All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this acceptance is irrevocable.

     Unless otherwise indicated herein under "Special Payment Instructions," the undersigned hereby instructs the US Depositary to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under "Description of LucasVarity ADSs Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby instructs the US Depositary to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any LucasVarity ADRs evidencing LucasVarity ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of LucasVarity ADSs Tendered." In the event that the "Special Payment Instructions" and/or the "Special Delivery Instructions" are completed, the undersigned hereby instructs the US Depositary to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any LucasVarity ADRs evidencing LucasVarity ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of LucasVarity ADSs evidenced by LucasVarity ADRs, the undersigned hereby instructs the US Depositary to credit the account maintained at the Book-Entry Transfer Facility with any LucasVarity ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the US Depositary will not transfer any LucasVarity ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.

     If the box headed "Pounds Sterling Payment Election" is not checked, the undersigned hereby instructs the relevant payment agent (either the US Depositary or the UK Receiving Agent) to convert all amounts payable pursuant to the Offer from pounds sterling to US dollars at the exchange rate obtainable by the relevant payment agent (either the US Depositary or the UK Receiving Agent) on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the relevant payment agent for delivery to holders of LucasVarity ADSs and pay such amounts by check payable in US dollars. The actual amount of US dollars received will depend upon the exchange rate prevailing on the day funds are made available to the relevant payment agent by the Offeror. LucasVarity ADS holders should also be aware that the US dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are made available to the relevant payment agent by the Offeror. In all cases, fluctuations in the US dollar/pounds sterling exchange rate are at the risk of accepting LucasVarity ADS holders who do not elect to receive their consideration in pounds sterling. Such currency exchange will be effected by the relevant payment agent on behalf of the requesting LucasVarity ADS holder and the Offeror shall have no responsibility or obligation with respect thereto.

     SUBJECT TO THE TERMS OF THE OFFER TO PURCHASE, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL LUCASVARITY ADRs EVIDENCING THE LUCASVARITY ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE US DEPOSITARY AS PROVIDED IN THE OFFER TO PURCHASE AND THIS LETTER OF TRANSMITTAL.

[ ] CHECK HERE IF ANY LUCASVARITY ADRs REPRESENTING LUCASVARITY ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.

     Number of LucasVarity ADSs represented by the lost, stolen or destroyed LucasVarity ADRs ______

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     [ ] Check box ONLY if the check for the purchase price with respect to LucasVarity ADSs purchased is to be issued in the name of someone other than the undersigned.

   Issue to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                   (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

     [ ] Check box ONLY if the check for the purchase price with respect to LucasVarity ADSs purchased and/or LucasVarity ADRs evidencing LucasVarity ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail     [ ]  Check     [ ]  ADR certificates to:

   Name
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

                        POUNDS STERLING PAYMENT ELECTION

  [ ] Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in US dollars and the relevant payment agent (either the US Depositary or the UK Receiving Agent) will arrange for the conversion of the pound sterling amounts payable to you to US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the relevant payment agent for delivery to holders of LucasVarity ADSs.

                                   SIGN HERE
                AND COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))
Dated:
----------------------, 1999

(Must be signed by registered holder(s) exactly as name(s) appear(s) on LucasVarity ADRs evidencing LucasVarity ADSs or by person(s) to whom LucasVarity ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
--------------------------------------------------------------------------
Tax Identification or Social Security No.:
---------------------------------------------------------------------
                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
Area Code and Telephone Number:
--------------------------------------------------------------------------
Dated:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. No signature guarantee is required on the Letter of Transmittal if (a) the Letter of Transmittal is signed by the registered holder(s) of the LucasVarity ADSs evidenced by LucasVarity ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) the Offer is being accepted in respect of such LucasVarity ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an "Eligible Institution"). See Instruction 5.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND LUCASVARITY ADSS. This Letter of Transmittal is to be completed either if LucasVarity ADRs evidencing LucasVarity ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the US Depositary at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in "Procedures for tendering LucasVarity ADSs -- Book-entry transfer" in paragraph 11(c) of Part B of Appendix I to the Offer to Purchase. LucasVarity ADRs evidencing LucasVarity ADSs or confirmation of a book-entry transfer of such LucasVarity ADSs into the US Depositary's account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, must be delivered to the US Depositary at one of its addresses set forth herein.

     LucasVarity ADS holders whose LucasVarity ADRs are not immediately available or who cannot deliver their LucasVarity ADRs and all other required documents to the US Depositary or complete the procedures for book-entry transfer prior to the expiration of the Subsequent Offer Period may accept the Offer with respect to their LucasVarity ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set out in "Procedures for tendering LucasVarity ADSs -- Guaranteed Delivery Procedures" in paragraph 11(h) of Part B of Appendix I to the Offer to Purchase. Pursuant to the guaranteed delivery procedures (a) acceptance must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Offeror must be received by the US Depositary prior to the expiration of the Subsequent Offer Period and (c) LucasVarity ADRs evidencing the LucasVarity ADSs in respect of which the Offer is being accepted (or, in the case of LucasVarity ADSs held in book-entry form, timely confirmation of the book-entry transfer of such LucasVarity ADSs into the US Depositary's account at a Book-Entry Transfer Facility as described in the Offer to Purchase) together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other documents required by this Letter of Transmittal, are received by the US Depositary within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a "business day" is any day on which the New York Stock Exchange is open for business.

     THE METHOD OF DELIVERY OF LUCASVARITY ADSs EVIDENCED BY LUCASVARITY ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE HOLDERS OF LUCASVARITY ADSs ACCEPTING THE OFFER AND THE DELIVERY WILL BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE US DEPOSITARY (INCLUDING, IN THE CASE OF BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent acceptance will be accepted and no fractional LucasVarity ADSs will be purchased. All accepting LucasVarity ADS holders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their LucasVarity ADSs for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of LucasVarity ADSs should be listed on a separate schedule attached hereto.

     4. PARTIAL ACCEPTANCES (NOT APPLICABLE TO BOOK-ENTRY TRANSFERS). If the Offer is to be accepted in respect of less than all of the LucasVarity ADSs evidenced by any LucasVarity ADRs delivered to the US Depositary herewith, fill in the number of LucasVarity ADSs in respect of which the Offer is being accepted in the box entitled "Number of ADSs Tendered." In such case, a new LucasVarity ADR for the remainder of the LucasVarity ADSs (in respect of which the Offer is not being accepted) represented by the old LucasVarity ADR will be sent to the registered holder as promptly as practicable following the date on which the LucasVarity ADSs in respect of which the Offer has been accepted are purchased.

     The Offer will be deemed to have been accepted in respect of all LucasVarity ADSs evidenced by LucasVarity ADRs delivered to the US Depositary unless otherwise indicated. In the case of partial acceptances, LucasVarity ADSs in respect of which the Offer was not accepted will not be reissued to a person other than the registered holder.

     5. SIGNATURE ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the LucasVarity ADSs in respect of which the Offer is being accepted hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without any change whatsoever.

     If any of the LucasVarity ADSs evidenced by LucasVarity ADRs in respect of which the Offer is being accepted hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.

     If any of the LucasVarity ADSs in respect of which the Offer is being accepted are registered in different names on different LucasVarity ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of LucasVarity ADRs.

     If this Letter of Transmittal or any LucasVarity ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and submit proper evidence satisfactory to TRW of their authority to so act.

     When this Letter of Transmittal is signed by the registered holder(s) of the LucasVarity ADSs listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be issued to a person other than the registered holder(s). Signatures on such LucasVarity ADRs or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the LucasVarity ADSs listed, LucasVarity ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on LucasVarity ADRs evidencing such LucasVarity ADSs. Signatures on such LucasVarity ADRs or stock powers must be guaranteed by an Eligible Institution.

     6. STOCK TRANSFER TAXES. The Offeror will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of LucasVarity ADSs evidenced by LucasVarity ADRs pursuant to the Offer. If, however, payment of the purchase price is to be made to any persons other than the registered holder(s), or if LucasVarity ADSs in respect of which the Offer is being accepted are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s)) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to LucasVarity ADRs listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any LucasVarity ADRs evidencing LucasVarity ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

     8. POUNDS STERLING PAYMENT ELECTION. If the check for the purchase price is to be issued in pounds sterling, please check the box marked "Pounds Sterling Payment Election." If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted by the relevant payment agent (either the US Depositary or the UK Receiving Agent) into US dollars at the exchange rate obtainable by the relevant payment agent on the spot market in London at approximately 12:00 noon (London time) on the date the cash consideration is made available by the Offeror to the relevant payment agent for delivery to holders of LucasVarity ADSs.

     9. WAIVER OF CONDITIONS. The Offeror reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the City Code.

     10. 31% US BACKUP WITHHOLDING. In order to avoid "backup withholding" of US federal income tax on any cash payment received upon the surrender of LucasVarity ADSs pursuant to the Offer, a LucasVarity ADS holder must, unless an exemption applies, provide the US Depositary with his or her correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service ("IRS") and cash payments made in exchange for the surrendered LucasVarity ADSs may be subject to backup withholding. If backup withholding applies, the US Depositary is required to withhold 31% of any payment made pursuant to the Offer.

     Backup withholding is not an additional US federal income tax. Rather, the US federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.

     The TIN that is to be provided on the Substitute Form W-9 is that of the registered holder(s) of the LucasVarity ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the LucasVarity ADSs. The TIN for an individual is his or her social security number. Each tendering LucasVarity ADS holder generally is required to notify the US Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (1) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part III of Substitute Form W-9). Notwithstanding that the "TIN Applied For" box is checked (and the certification is completed), the US Depositary will withhold 31% on any cash payment of the purchase price for the LucasVarity ADSs made prior to the time it is provided with a properly certified TIN.

     Exempt persons (including, among others, corporations) are not subject to backup withholding. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8), signed under penalties of perjury, certifying such person's foreign status. Form W-8 can be obtained from the US Depositary. A LucasVarity ADS holder should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

     For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the US Depositary at the address and telephone number set forth above, to the Information Agent or the

Dealer Manager at the addresses and telephone numbers set forth below, or to the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase.

     12. LOST, DESTROYED OR STOLEN CERTIFICATES. If any LucasVarity ADR evidencing LucasVarity ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the US Depositary by checking the box immediately preceding the special payment/special delivery instructions boxes and indicating the number of LucasVarity ADSs evidenced by such lost, destroyed or stolen LucasVarity ADRs. The holder thereof will then be instructed as to the steps that must be taken in order to replace such LucasVarity ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen LucasVarity ADRs have been followed.

     13.  HOLDERS OF LUCASVARITY SHARES NOT REPRESENTED BY LUCASVARITY
ADSS. Holders of LucasVarity Shares have been sent a Form of Acceptance with the Offer to Purchase and may not accept the Offer in respect of LucasVarity Shares pursuant to this Letter of Transmittal except insofar as those shares are represented by LucasVarity ADSs. If any holder of LucasVarity Shares which are not represented by LucasVarity ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact the UK Receiving Agent at the appropriate address and telephone number set forth in the Offer to Purchase or the Information Agent.

  PAYER'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AS DEPOSITARY AGENT
--------------------------------------------------------------------------------

SUBSTITUTE                       PART I -- Taxpayer Identification Number (TIN)       -------------------------------
FORM W-9                         Please enter your correct number in the                  Social Security Number
DEPARTMENT OF THE                appropriate box below. NOTE: if the account is                     or
TREASURY                         more than one name, see the chart on the
INTERNAL REVENUE SERVICE         enclosed form, Guidelines for Certification of       -------------------------------
                                 Taxpayer Identification Number on Substitute         Employer Identification Number
PAYER'S REQUEST FOR TAXPAYER     Form W-9, for guidance on which number to           If you do not have a TIN, see the
IDENTIFICATION NUMBER            enter.                                             instructions "How to Get a TIN" and
AND CERTIFICATION                                                                          check the box below.
                                                                                            TIN Applied For [ ]
                                ----------------------------------------------------------------------------------------
                                 PART II -- For Payees Exempt from Backup Withholding (see instructions)
-------------------------------------------------------------------------------------------------------------------------

PART III CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest and dividends or (c) the IRS has notified me that I am no longer subject to backup withholding,
    and
(3) All other information provided on this form is true, correct and complete.
Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. Please indicate the taxpayer's name associated with the TIN if other than the first name appearing in the registration:
 (X)
  ______________________________________________________________________________________________________________________
                                                     (Please Print)
 (X) Signature(s)  Date ____________
                                                      (Please Sign)
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF
      ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                       f
                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                                  Georgeson

                   All Others Call Toll-Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                          J.P. MORGAN SECURITIES INC.
                                 60 Wall Street
                            New York, New York 10260
                                 (877) 576-2040

                        (LOGO) Printed in London U39773